SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    /  /
                                                                            --


         Pre-Effective Amendment No.                                       /  /
                                      -------                               --
         Post-Effective Amendment No.    42                                /X/
                                      ------                               ---

                                                           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         / /
                                                                       ---


         Amendment No.   41                                              /X /
                       ------                                             --
                        (Check appropriate box or boxes.)


               AmeriPrime Funds - File Nos. 33-96826 and 811-9096
             1793 Kingswood Drive, Suite 200, Southlake, Texas 76092

                (Address of Principal Executive Offices) Zip Code

Registrant's Telephone Number, including Area Code:   (817) 431-2197
                                                      --------------
Kenneth Trumpfheller, 1793 Kingswood Dr., Suite 200, Southlake, TX  76092
-------------------------------------------------------------------------
                  (Name and Address of Agent for Service)

                                  With copy to:
            Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A.
                    3500 Carew Tower, Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:


         /X/ immediately upon filing pursuant to paragraph (b)

        / / on ___________ pursuant to paragraph (b)

       / / 60 days after filing pursuant to paragraph (a)(1)

       / / on (date) pursuant to paragraph (a)(1)

       / / 75 days after filing pursuant to paragraph (a)(2)

       / / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

         / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

7982

                              FLORIDA STREET FUNDS

                                   PROSPECTUS


                                 APRIL 14, 2000


FLORIDA STREET BOND FUND
FLORIDA STREET GROWTH FUND

272 Florida Street
Baton Rouge, LA  70801

(800) 890-5344



















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

10023

                                TABLE OF CONTENTS

                                                                            PAGE


RISK/RETURN SUMMARY

         FLORIDA STREET BOND FUND                                              1

         FLORIDA STREET GROWTH FUND                                            3

FEES AND EXPENSES OF INVESTING IN THE FUNDS                                    6

HOW TO BUY SHARES                                                              7

HOW TO REDEEM SHARES                                                           9

DETERMINATION OF NET ASSET VALUE                                              10

DIVIDENDS, DISTRIBUTIONS AND TAXES                                            10

MANAGEMENT OF THE FUNDS                                                       11


3


INVESTMENT POLICIES AND RISKS                                                 11

FINANCIAL HIGHLIGHTS                                                          13

FOR MORE INFORMATION                                                  BACK COVER

                               RISK/RETURN SUMMARY

FLORIDA STREET BOND FUND


INVESTMENT OBJECTIVE

      The investment objective of the Florida Street Bond Fund is to provide total return to its shareholders over the long term.

PRINCIPAL STRATEGIES

         The Fund's advisor seeks to achieve the investment objective by investing primarily in high yield, non-investment grade bonds, commonly known as "junk bonds." The Fund generally invests in securities which are rated BBB or lower by S&P or Baa or lower by Moody's (or, if unrated, of comparable quality in the opinion of the advisor) and often owns bonds with the lowest possible rating. The S&P's lowest ratings for bonds are C, which is reserved for income bonds on which no interest is being paid, and D, which is reserved for debt in default and in respect of which payment of interest or repayment of principal is in arrears. Moody's lowest rating is C, which is applied to bonds which have extremely poor prospects for ever attaining any real investment standing.


         Under normal circumstances, the Fund has a significant proportion (typically 30%-50%) of its portfolio invested in bonds (either rated or unrated) of B or lower quality. Of these bonds, a significant proportion (typically 15%-25% of the Fund's portfolio) consists of bonds of C or lower quality, including "distressed securities." The term distressed securities typically refers to bonds issued by corporations that are either bankrupt or whose financial condition indicates that restructuring or bankruptcy is likely. The Fund will typically invest up to 25% of its portfolio in distressed securities.

         Under normal circumstances, the Fund will invest at least 65% of its total assets in bonds and other debt securities, and thus the advisor believes that the Fund will generate current income. However, the advisor will also consider the potential for capital appreciation in making investments for the Fund's portfolio. The Fund often buys bonds trading at a discount, which may result in capital appreciation if the credit quality of the issuer improves. The Fund may also invest in convertible preferred stock, convertible bonds and other securities (including equity securities) without regard to yield characteristics, which may result in capital appreciation if the underlying common stock appreciates. There is no guarantee that this capital appreciation will occur.


         When selecting debt instruments, the advisor stresses:

(1) Strong investor protection in the form of covenants contained in loan agreements and other contracts that establish the terms of the debt instrument; and
(2) Appraisals of the business' financial position and operating outlook, as well as the advisor's appraisal of values that might be realized in a reorganization or upon the sale of assets or the liquidation of the issuer.

         The advisor will use its best judgment as to the most favorable range of maturities, and expects the average maturity of the Fund's portfolio to range from 7-10 years.

         The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the advisor, the issuer may resume interest payments in the near future or if the advisor believes that the value of the assets available to bond holders exceeds the purchase price of the bonds. There is no restriction on the percentage of the Fund's assets that may be invested in bonds of a particular rating, however the Fund will not invest more than 15% of its total assets (at the time of purchase) in defaulted debt securities that are illiquid. The Fund is a non-diversified Fund, which means that the Fund may take a larger position in a small number of companies than a diversified fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The Fund's success at achieving its investment objective is dependent upon the Fund's advisor correctly forecasting future changes in interest rates and correctly accessing the risks of the junk bonds in which the Fund invests. There is no assurance that the advisor will be successful and, if its forecasts are wrong, the Fund may suffer a loss of principal or fail to fully participate in capital appreciation and the Fund may not have a yield as high as it might have otherwise.

o JUNK BOND RISK. Because the Fund invests in junk bonds, the Fund may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds, reducing the Fund's ability to sell its junk bonds (liquidity risk) and reducing the Fund's share price. Because the Fund invests a significant proportion of its portfolio in lower quality junk bonds (including distressed securities), the Fund's exposure to these risks is greater than some other junk bond funds and the value of the Fund's shares could be more negatively affected.

o INTEREST RATE RISK. The value of your investment may decrease when interest rates rise. The Fund's exposure to interest rate risk (and the corresponding effect on the Fund's share price) may be greater because the Fund invests a significant proportion of its portfolio in lower quality junk bonds.

o DURATION RISK. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

o CREDIT RISK. The issuer of the bond may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. Because it invests in junk bonds, the Fund is subject to substantial credit risk.

o NON-DIVERSIFICATION RISK. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund. The Fund's share price could fall if the Fund is heavily invested in a particular bond and the price of that bond falls.


o TURNOVER RISK. The Fund may at times have a portfolio turnover rate that is higher than other bond funds. Higher portfolio turnover would result in correspondingly greater trading costs (in the form of spreads), which will lower the Fund's total return, and may result in the distribution to shareholders of additional capital gains for tax purposes.


o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:


o investors seeking to diversify their holdings with bonds and other fixed income securities

o investors seeking higher potential returns than a more conservative bond fund

o investors willing to accept the significantly greater risks associated with lower quality "junk bonds"

o investors who can tolerate the increased risks and price fluctuations associated with a non-diversified fund

HOW THE FUND HAS PERFORMED


         The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[Bar Chart with the following numbers in the Prospectus]

         1998      -0.84%
         1999       5.75%


      During the period shown, the highest return for a quarter was 3.64% (Q1, 1999); and the lowest return was -3.90% (Q3, 1998).


*The Fund's year-to-date return as of March 31, 2000 was -1.35%.


AVERAGE ANNUAL TOTAL RETURNS:

                                           One Year        Since Inception


FLORIDA STREET BOND FUND                    -1.45%            -0.11%**
Merrill Lynch High Yield Bond Index          5.62%             4.04%
7-10 Year Treasury Index                    -4.14%             5.82%

**       August 4, 1997

FLORIDA STREET GROWTH FUND


INVESTMENT OBJECTIVE

         The investment objective of the Florida Street Growth Fund is to provide long term growth of capital.

PRINCIPAL STRATEGIES

         The Fund invests primarily in common stocks of small to medium capitalization U.S. companies (those with a market capitalization between $1 and $5 billion). The advisor has established several criteria for selecting investments:

(1) A strong financial position, as measured not only by balance sheet data, but also by off-balance sheet liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information).

(2) Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

(3) Availability of comprehensive and meaningful financial and related information. The availability of financial statements and information which provide the advisor with reliable benchmarks to aid in understanding the business, its values and its dynamics.

(4) Availability of the security at a
market price which the advisor believes is a substantial discount to the advisor's estimate of what the issue is worth, based on the application of the advisor's valuation techniques. These include such measures as price to earnings, price to sales, earnings growth momentum and earnings estimate trends.

         The Fund may sell a stock if

1) the advisor loses confidence in the company's management team, or

2) the advisor's forecast of the company's outlook for revenue and earnings growth has deteriorated from the advisor's original forecast, or

3) the stock has appreciated to a degree that it is believed to offer a lower potential return than other candidates for purchase, or

4) the stock exhibits unexplained poor price performance compared with the broad market indices, which can be a sign of pending negative news.

         The Fund is a non-diversified fund, which means that the Fund may take a larger position in a small number of companies than a diversified fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The strategy used by the Fund's advisor may fail to produce the intended results.

o SMALLER COMPANY RISK. The risks associated with investing in smaller companies include:

o The earnings and prospects of smaller companies are more volatile than larger companies.

o Smaller companies may experience higher failure rates than do larger companies.

o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies

o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund's share price to fall.

o NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund. The Fund's share price may fall if the Fund is heavily invested in a stock and the price of that stock falls.


o SECTOR RISK. As of the date of this Prospectus, a significant portion of the Fund's assets are invested in the technology sector, including telecommunications. A weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change is generally higher than other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. Telecommunications companies are also subject to changing government regulations that may limit profits and restrict services offered. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, may have a material effect on the products and services of these companies. It is likely that some of today's technology companies will not exist in the future. The price of many technology stocks has risen based on projections of future earnings and company growth. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

o TURNOVER RISK. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. Higher portfolio turnover would result in correspondingly greater brokerage commission expenses (which will lower the Fund's total return) and may result in the distribution to shareholders of additional capital gains for tax purposes.


o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

The Fund may be suitable for:

o Long-term investors seeking a fund with a capital appreciation investment strategy

o Investors who can tolerate the increased risks and price fluctuations associated with a non-diversified fund

o Investors willing to accept the greater market price fluctuations associated with common stock of smaller companies

HOW THE FUND HAS PERFORMED


         The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.


[Bar Chart with the following numbers in the Prospectus]

         1998       2.85%
         1999      39.15%

      During the period shown, the highest return for a quarter was 35.86% (Q4, 1999); and the lowest return was -19.40% (Q3, 1998).


*The Fund's year-to-date return as of March 31, 2000 was 29.74%.


AVERAGE ANNUAL TOTAL RETURNS:

                                         One Year           Since Inception


FLORIDA STREET GROWTH FUND                  20.06%             4.53%**
S&P Mid Cap Index                           21.06%            11.91%
S&P Small Cap Index                         12.02%             1.80%


**    August 6, 1997

                   FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)                                       Institutional Class       Class C
                                                                                -------------------       -------

FLORIDA STREET BOND FUND                                                        NONE                      NONE
FLORIDA STREET GROWTH FUND                                                      NONE                      NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


FLORIDA STREET BOND FUND                                                          Institutional Class     Class C
                                                                                  -------------------     -------
Management Fee1                                                                   1.10%                   1.10%
Distribution and/or Service (12b-1) Fees                                          NONE                    1.00%
Other Expenses1 ,2                                                                0.07%                   0.07%
Total Annual Fund Operating Expenses1                                             1.17%                   2.17%


FLORIDA STREET GROWTH FUND


Management Fee                                                                    1.35%                   1.35%
Distribution and/or Service (12b-1) Fees                                          NONE                    1.00%
Other Expenses1,2                                                                 0.03%                   0.03%
Total Annual Fund Operating Expenses1                                             1.38%                   2.38%

         1  Information has been restated to reflect current fees and expenses.
         2 "Other Expenses" for Class C shares are based on estimated amounts for the current fiscal year.


Example:

         The example below is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

FLORIDA STREET BOND FUND                    1 year            3 years          5 years           10 years
                                            ------            --------         -------           --------


Institutional Class                         $120              $374               $647              $1427
Class C                                     $222              $686              $1176              $2524



FLORIDA STREET GROWTH FUND                  1 year            3 years         5 years           10 years
                                            ------            --------        -------           --------


Institutional Class                         $141              $440             $760              $1666
Class C                                     $244              $751             $1284             $2741


                                HOW TO BUY SHARES

         The minimum initial investment in each Fund is $1,000 and minimum subsequent investments are $100. The advisor may waive these minimums for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

INITIAL PURCHASE

         BY MAIL- To be in proper form, your initial purchase request must include: o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

Mail application and check to:

U.S. Mail:                                 Overnight:
       Florida Street Funds                      Florida Street Funds
       c/o Unified Fund Services, Inc.           c/o Unified Fund Services, Inc.
       P.O. Box 6110                             431 North Pennsylvania Street
       Indianapolis, Indiana  46206-6110         Indianapolis, Indiana  46204

         BY WIRE- You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Funds' transfer agent at (800) 890-5344 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:


         UMB Bank, N.A.
         ABA [#101000695]

         Attn: Florida Street Funds


         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number)
         D.D.A.# 9870983834

         You must mail a signed application to Unified Fund Services, Inc., the Funds' transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.


ADDITIONAL INVESTMENTS

         You may purchase additional shares of either Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

         -your name                         -the name of your account(s)
         -your account number(s)            -the name of the Fund
         -a check made payable to Florida Street Funds

Checks should be sent to the Florida Street Funds at the address listed above. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN

         You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

DESCRIPTION OF CLASSES

         Each Fund currently offers two classes of shares: "Institutional Class" shares and "Class C" shares. The classes differ as follows: 1) Class C shares pay 12b-1 expenses of 1.00%, and 2) each class may bear differing amounts of certain class specific expenses.

         When purchasing shares, specify which Class you are purchasing. All purchase orders that fail to specify a Class will automatically be invested in Class C shares. The differing expenses applicable to the different classes of a Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

DISTRIBUTION PLANS

         Each Fund has adopted plans under Rule 12b-1 that allow Class C of the Fund to pay distribution fees for the sale and distribution of its shares and allows the class to pay for services provided to shareholders. Class C shares pay annual 12b-1 expenses of 1.00% (of which 0.75% is an asset based sales charge and 0.25% is a service fee). Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TAX SHELTERED RETIREMENT PLANS

         Since the Funds are oriented to longer-term investments, the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds' transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Funds' transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

         The Funds may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.


         The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds' transfer agent.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Funds may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

         BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                             Florida Street Funds
                             c/o Unified Fund Services, Inc.
                             P.O. Box 6110
                             Indianapolis, Indiana  46206-6110

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Funds or the Funds' transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         BY TELEPHONE - You may redeem any part of your account in a Fund by calling the Funds'transfer agent at (800) 890-5344. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

         BY SYSTEMATIC WITHDRAWAL PLAN - As another convenience, the Funds offer a Systematic Withdrawal Program whereby you may request that a check drawn in a predetermined amount be sent each month or calendar quarter. Your account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal program is $100. You, or the Funds, may terminate this program at any time without charge or penalty. Termination will become effective five business days following receipt of your instructions. Shares will be sold within three business days before month-end. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

         ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Funds' transfer agent at (800) 890-5344. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates.

         Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in a Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Funds may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Funds.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.


         The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees. When determining fair value, factors considered include the type of security, the nature of restrictions on disposition of the security, cost at date of purchase, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         DIVIDENDS AND DISTRIBUTIONS. The Florida Street Growth Fund typically distributes substantially all of its net investment income in the form of dividends to its shareholders on an annual basis. The Florida Street Bond Fund intends to declare substantially all of its net investment income as dividends to its shareholders on a daily basis and to pay such dividends monthly. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Bond Fund expects that its distributions will consist primarily of income. The Growth Fund expects that its distributions will consist primarily of capital gains.

         TAXES. In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Fund is about to make a capital gains distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

         Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.


                             MANAGEMENT OF THE FUNDS


     CommonWealth Advisors, Inc., 247 Florida Street, Baton Rouge, LA 70801, serves as investment advisor to the Funds. CommonWealth Advisors, Inc., is an independent investment advisory firm that has provided investment supervisory services and financial planning to individuals, financial institutions, corporations, trusts, estates, charitable organizations, and retirement plans since 1991.


         For the fiscal year ended October 31, 1999 the Florida Street Bond Fund paid the advisor a fee equal to an annual average rate of 0.75% of its average daily net assets. For the fiscal year ended October 31, 1999 the Florida Street Growth Fund paid the advisor a fee equal to an annual average rate of 1.35% of its average daily net assets.


     Walter A. Morales has been responsible for the day-to-day management of the Florida Street Bond Fund since its inception. Mr. Morales began privately managing individual common stocks in 1984, and has served as the advisor's president and chief investment manager since its founding in 1991. Mr. Morales has a Masters in Business Administration and a B.S. degree in Chemistry from Louisiana State University. He previously worked as a Vice President and Senior Trust Investment Officer for Baton Rouge Bank and Trust, and as an Investment Broker for A.G. Edwards and Sons, Inc.

     Richard L. Chauvin, Jr. has been responsible for the day-to-day management of the Florida Street Growth Fund since its inception. Mr. Chauvin is Senior Vice President and Fund Manager of the advisor. Prior to joining the Fund's advisor in 1997, he served for one year as Regional Director of Portfolio Management at Bank One Investment Advisors ("BOIA"). From 1986 to 1996, he served as a Vice President, portfolio manager and fund manager for Premier Investment Advisors which merged into BOIA in 1996. His duties included managing a $100 million equity mutual fund and numerous accounts for individuals and foundations. Mr. Chauvin received a B.S. and M.S. in Finance from Louisiana State University in 1976 and 1978, respectively.

         The Fund's advisor pays all of the operating expenses of the Funds except brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 expenses, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by the advisor. The advisor (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                          INVESTMENT POLICIES AND RISKS

         This section contains general information about various types of securities and investment techniques that a Fund may purchase or employ.

GENERAL

      The investment objective of each Fund may be changed without shareholder approval.

      From time to time, the Funds may take temporary defensive positions which are inconsistent with the Funds' principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, either Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. Either Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

DEBT SECURITIES. The Bond Fund may buy debt securities of all types and qualities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS"). Lower-rated long-term securities, including securities rated from BB to D by S&P or Ba to C by Moody's or, if unrated, of comparable quality in the opinion of the Advisor, will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of the reduced creditworthiness and increased risk of default that these securities carry. Junk bonds generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Junk bonds also have greater sensitivity to significant increases in interest rates. Short-term corporate and market developments affecting the prices and liquidity of junk bonds could include adverse news impacting major issues or underwriters or dealers in junk bonds or unrated securities. In addition, since there are fewer investors in junk bonds, it may be harder to sell securities at an optimum time.

         An economic downturn may adversely affect the value of some junk bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of junk bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of junk bonds may receive less principal and interest than originally expected at the time such bonds were purchased. In the event of a restructuring, the Bond Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. The secondary trading market for junk bonds is generally less liquid than the secondary trading market for higher-rated bonds.

         The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bonds may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

         Factors adversely affecting the market value of junk bonds and other Fund securities will adversely affect the Fund's net asset value. In addition, the Bond Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its Fund holdings.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream generally higher in yield than the income derived from a common stock, but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

         In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

                              FINANCIAL HIGHLIGHTS

         The following condensed supplementary financial information for the periods ended October 31, 1997, 1998 and 1999 is derived from the audited financial statements of each Fund. The financial statements of each Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Funds' Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.


FLORIDA STREET BOND FUND                                          YEAR                 YEAR               PERIOD
                                                                 ENDED                ENDED                ENDED
                                                              OCTOBER 31,          OCTOBER 31,          OCTOBER 31,
                                                                  1999                 1998              1997 (A)

                                                             ---------------      ---------------      --------------

SELECTED PER SHARE DATA

Net asset value, beginning of period                             $    9.16         $       9.95         $     10.00

                                                             ---------------      ---------------      --------------

Income from investment operations
  Net investment income                                                1.51                 0.85                0.21
  Net realized and unrealized gain(loss)                             (1.60)               (0.79)              (0.12)

                                                             ---------------      ---------------      --------------

Total from investment operations                                     (0.09)                 0.06                0.09

                                                             ---------------      ---------------      --------------

Less Distributions

  From net investment income                                         (1.51)               (0.85)              (0.02)
  From net realized gain(loss)                                       (0.03)                    -              (0.12)

                                                             ---------------      ---------------      --------------

Total distributions                                                  (1.54)               (0.85)              (0.14)

                                                             ---------------      ---------------      --------------
                                                             ---------------      ---------------      --------------

Net asset value, end of period                                    $    7.53            $    9.16           $    9.95

                                                             ===============      ===============      ==============


TOTAL RETURN (b)                                                    (1.45)%                0.33%               0.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000)                                     $18,294              $19,929              $7,289
Ratio of expenses to average net assets                               0.75%                0.75%               0.53% (c)
Ratio of expenses to average net assets
    before reimbursement                                              1.17%                1.10%               1.10% (c)
Ratio of net investment income to                                    17.77%                8.73%               3.95% (c)
   average net assets
Ratio of net investment income to
   average net assets before reimbursement                           17.35%                8.38%               3.38% (c)
Portfolio turnover rate                                             129.38%               10.45%              60.55% (c)

(a)  For the period August 4, 1997 (commencement of operations) to October 31, 1997
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Annualized

FLORIDA STREET GROWTH FUND

                                                                           YEAR                  YEAR                PERIOD
                                                                           ENDED                ENDED                 ENDED
                                                                        OCTOBER 31,          OCTOBER 31,           OCTOBER 31,
                                                                           1999                  1998               1997 (A)

                                                                       --------------       ---------------       --------------

SELECTED PER SHARE DATA

Net asset value, beginning of period                                   $                    $       10.19         $
                                                                       9.16                                       10.00

                                                                       --------------       ---------------       --------------

Income from investment operations Net investment income (loss) Net realized and unrealized gain (loss)

                                                                                1.88        (1.01)                0.16

                                                                       --------------       ---------------       --------------

Total from investment operations

                                                                       --------------       ---------------       --------------

Less Distributions
  From net investment income
  From net realized gain (loss)
                                                                       -                    (0.03)                -

                                                                       --------------       ---------------       --------------

Total Distributions


                                                                       --------------       ---------------       --------------

Net asset value, end of period                                         $                    $                     $
                                                                       10.98                9.16                  10.19

                                                                       ==============       ===============       ==============


TOTAL RETURN (b)                                                              20.06%               (9.73)%                1.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000)                                               $3,603                $3,320               $2,117
Ratio of expenses to average net assets                                        1.35%                 1.25%                1.35% (c)
Ratio of expenses to average net assets
   before reimbursement                                                        1.38%                 1.35%                1.35% (c)
Ratio of net investment income (loss) to                                     (0.40)%                 0.21%                1.14% (c)
   average net assets
Ratio of net investment income (loss) to
   average net assets before reimbursement                                   (0.43)%                 0.12%                1.14% (c)
Portfolio turnover rate                                                      111.97%                63.10%                0.87% (c)

(a) August 6, 1997 (commencement of operations) to October 31, 1997
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized



                              FOR MORE INFORMATION


      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.


         Call the Funds at 800-890-5344 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

         You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-9096

                              FLORIDA STREET FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 14, 2000



         This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus of Florida Street Funds dated April 14, 2000. This SAI incorporates by reference the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1999 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 1-800-890-5344.


TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND..............................................2

ADDITIONAL INFORMATION ABOUT FUND
INVESTMENTS AND RISK CONSIDERATIONS............................................2

INVESTMENT LIMITATIONS........................................................19

THE INVESTMENT ADVISOR........................................................21

TRUSTEES AND OFFICERS.........................................................21


PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................22


DETERMINATION OF SHARE PRICE..................................................23

INVESTMENT PERFORMANCE........................................................23

CUSTODIAN.....................................................................24

TRANSFER AGENT................................................................25

ACCOUNTANTS...................................................................25

DISTRIBUTOR...................................................................25

ADMINISTRATOR.................................................................25

FINANCIAL STATEMENTS..........................................................25








2817 04/13/2000 12:50 PM

DESCRIPTION OF THE AND FUNDS

     .........Florida Street Bond Fund and Florida Street Growth Fund (each a
"Fund" or collectively the "Funds") were organized as non-diversified series of AmeriPrime Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees, and are referred to, and may conduct business as, the "Florida Street Funds." The Funds were organized on June 10, 1997, and commenced operations on June 10, 1997.

     .........The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the Shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     .........Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidations rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to do so redeem may have materially adverse consequences to all or any of the Fund's shareholders.


     .........As of April 12, 2000, the following persons may be deemed to beneficially own five percent (5%) or more of the Florida Street Bond Fund:
Charles Schwab & Co., Inc., ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104 - 97.98%.

     .........As of April 12, 2000, the following persons may be deemed to beneficially own five percent (5%) of more of the Florida Street Growth Fund:
Charles Schwab & Co., Inc., ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104 - 96.02%.

     .........As of April 12, 2000, the officers and trustees as a group own less than one percent (1%) of each Fund.

     .........For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Funds' Prospectus.


                        ADDITIONAL INFORMATION ABOUT FUND
                       INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a discussion of some of the investments each Fund may make and some of the techniques the Funds may use

 .
         A. EQUITY SECURITIES. Each Fund may invest in equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDR"), Global Depository Receipts ("GDRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

         Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

         ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See "Risks of Investing in Foreign Securities" herein.

         Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Fund. The Advisor expects, however, that generally the preferred stocks in which a Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

         In addition to investing directly in common stocks, each Fund may invest in S&P Depositary Receipts ("SPDRs") and similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the applicable S&P Index such as the S&P 500 Index or the S&P Mid Cap 400 Index. Changes in the price of SPDRs track the movement of the associated Index relatively closely.

         B. INVESTMENT COMPANIES. The Funds may invest without limitation in other registered investment companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by each Fund may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

         C. INVESTMENT IN RELATIVELY NEW ISSUES. Each Fund may invest in the common stock and debt securities of selected new issuers (i.e., those having continuous operating histories of less than three years). If a Fund invests in debt securities of new issuers, it will only be in those issues where the Advisor believes there are strong contractual protections for the holder. If issuers meet the investment criteria discussed above, the Funds may invest in securities without respect to the age of the issuer. Investments in new issuers may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

     D. U.S. GOVERNMENT SECURITIES. U.S. Government Securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

         E. ZERO COUPON SECURITIES. The Bond Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon securities move in the same direction as interest rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

         F. WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. The Fund maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments.

         G. LOWER QUALITY DEBT SECURITIES. The Bond Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. A Fund may invest in securities which are of lower quality or are unrated if the Advisor determines that the securities provide the opportunity of meeting a Fund's objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for a Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extend a Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Advisor's credit analyses than is the case for higher quality bonds. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

         The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value as Fund securities, and a Fund's ability to dispose of these lower quality debt securities.

         Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

         Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor's research and credit analysis are an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

     H. BRADY BONDS. The Bond Fund may invest in "Brady bonds," which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's.

         The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program which would enable a debt country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following:(i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

         Each Fund may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     I. MUNICIPAL BONDS. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. Municipal bonds include:

         GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         REVENUE BONDS. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         PRIVATE ACTIVITY BONDS. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for Federal income tax purposes but is a specific tax preference item for Federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

     MUNICIPAL NOTES. Municipal notes generally fund short-term capital needs. Each Fund may invest in municipal notes, which include:

         TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

         BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

         MISCELLANEOUS, TEMPORARY AND ANTICIPATORY INSTRUMENTS. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated Federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

         CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of the Government National Mortgage Association (`GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. Each Fund will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

         TAX EXEMPT COMMERCIAL PAPER. Each Fund may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         STANDBY COMMITMENTS. Each Fund may acquire standby commitments or "puts" solely to facilitate Fund liquidity; the Fund intends to exercise its rights thereunder for trading purposes. The maturity of a municipal obligation is not to be considered shortened by any standby commitment to which the obligation is subject. Thus, standby commitments do not affect the dollar-weighted average maturity of the Fund.

         When municipal obligations are subject to puts separate from the underlying securities, no value is assigned to the put. Because of the difficulty of evaluating the likelihood of exercise or the potential benefit of a put, the Board of Trustees has determined that puts shall have a fair market value of zero, regardless of whether any direct or indirect consideration was paid.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with put writers who are approved by Advisor. It is the Fund's general policy to enter into put transactions only with those put writers which are determined to present minimal credit risks. In connection with this determination, the Board of Trustees will review regularly Advisor's list of approved put writers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit securing the puts written by them. Commercial banks normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Services, Inc. (`Moody's") or AA or better by Standard & Poor's Ratings Group (`S&P"), or will be of comparable quality in Advisor's opinion, or such put writers' obligations will be collateralized and of comparable quality in Advisor's opinion. The Board of Trustees has directed Advisor not to enter into put transactions with any put writer that, in the judgment of Advisor using the above-described criteria, is or becomes a recognizable credit risk. The Trust is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from a put writer in the event that a put writer should default on its obligation to repurchase an underlying security.

         J. STRIPS. The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. A Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, a Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

         K. ZERO COUPON BONDS. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

     L. FINANCIAL SERVICES INDUSTRY OBLIGATIONS. Each Fund may invest up to 5% of its net assets in each of the following obligations of the financial services industry:

                  (1) CERTIFICATE OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

               (2) TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

                  (3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         M. REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

         N. MORTGAGE-BACKED SECURITIES. The Bond Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as Fannie Mae, Freddie Mac and Ginnie Mae. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

         While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities which the Fund may invest in may include the following:

         GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Each Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

         GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

         FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

         Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.

         Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., Mortgage Loans that are not insured or guaranteed by any governmental agency) of the following types; (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

         FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States Government created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

         Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

         Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

         PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

         Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets").

         STRIPPED MORTGAGE-BACKED SECURITIES. Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC").

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

         The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

         O. ASSET-BACKED SECURITIES. The Bond Fund may invest in asset-backed securities. These securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Assest-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading a discount, its total return would be increased by prepayments.

         P. MULTI-CLASS PASS-THROUGH SECURITIES. The Bond Fund may invest in stripped mortgage-backed securities ("SMBS"). SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBS issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the Securities and Exchange Commission, to be illiquid securities. The Fund will only invest in stripped mortgage-backed securities of the U.S. Government and certain of its agencies and instrumentalities.

         SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving none or only a small portion of the interest and all or a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily or entirely interest and only a small portion of the principal.

         Q. RTC SECURITIES. The Bond Fund may invest in RTC securities. The Resolution Trust Corporation ("RTC") was organized by the U.S. Government in connection with the savings and loan crisis. RTC holds assets of failed savings and loans either as conservator or receiver for such institutions or acquires such assets in its corporate capacity. These assets include, among other things, single family and multifamily mortgage loans as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the Securities and Exchange Commission ("SEC") through which it sells credit-enhanced Mortgage-Backed Securities ("RTC Securities"). These securities represent pro rata interests in pools of single family and multifamily mortgage loans which RTC holds or has acquired as described above. It is expected that commercial mortgage loans may also be included in discrete pools in the near future. Credit enhancement of RTC Securities is obtained from external sources (including pool insurance policies, letters of credit and surety guarantees), internal sources (including subordination and spread accounts) and independent sources (including reserve funds and cash collateral accounts).

         R. FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS. The Bond Fund may invest without limitation in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These floating rate, inverse floating rate and index obligations are considered to be instruments which are commonly known as derivatives. They may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent a Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses. See "Derivatives."

         Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

         Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

         S. LOAN PARTICIPATIONS AND ASSIGNMENTS. The Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a borrower and one or more lending institutions. The majority of the Funds' investments in loans in emerging markets is expected to be in the form of participations in loans ("Participations") and assignments of portions of loans from third parties ("Assignments"). The Funds may also invest in loans, Participations or Assignments of loans to borrowers located in the industrialized world. Participations typically will result in a Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Funds will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by the Advisor to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan; however, since Assignments are arranged through private negotiations between the potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

         A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Funds anticipate that such securities could only be sold to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds' ability to dispose of particular Assignments or Participations when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult in valuing the Funds and, therefore, calculating the net asset value per share of the Funds. All Assignments and Participations shall be considered to be illiquid securities by the Funds. The investment by a Fund in illiquid securities, including Assignments and Participations, is limited to a total of 15% of its net assets.

     T. FOREIGN SECURITIES. The Bond Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

         Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

         Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

         The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

         Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

         In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.]

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Bond Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or to sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         OPTIONS ON FOREIGN CURRENCIES. The Bond Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of Fund securities and against increases in the U.S. dollar cost of securities to be acquired. A Fund may use options on foreign currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on a foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell a foreign currency at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on a foreign currency when the investment Advisor anticipates that the currency will appreciate in value.

         There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until it closes out the options or the options expire or are exercised. Similarly, if the Fund is unable to close out options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs. The Funds pay brokerage commissions or spreads in connection with options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Funds' ability to terminate over-the-counter options ("OTC Options") will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     V. OPTIONS ON SECURITIES. Each Fund may write (sell) call and put options to a limited extent on its Fund securities in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

         When a Fund writes a call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Fund writes a put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

         A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund, may make a `closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the Custodian for the Fund.

         A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its Fund ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying Fund securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Funds' Board of Trustees.

         V. OPTIONS ON SECURITIES INDICES. In addition to options on securities, each Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in a Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate Fund securities to meet settlement obligations.

         W. FUTURE CONTRACTS AND OPTIONS ON FUTURE CONTRACTS. The successful use of such instruments draws upon the Advisor's skill and experience with respect to such instruments and usually depends on the Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         FUTURES CONTRACTS. The Bond Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association (`GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government. At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its Fund securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Advisor believes that use of such contracts will benefit the Funds, if the Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its Fund and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its Fund to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS. The Bond Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, a Fund may purchase a put option on a futures contract to hedge against the risk of rising interest rates.

         The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Board of Trustees of each Fund has adopted a further restriction that the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.

                  ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS. Unlike transactions entered into by a Fund in futures contracts, options on forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, futures contracts, options on futures contracts and forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of securities. The value of such positions also could be adversely affected by:
(i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

         X. ILLIQUID SECURITIES Each Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Neither Fund will invest more than 15% of its net assets in illiquid securities.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Advisor will monitor the liquidity of Rule 144A securities in each Fund's holdings under the supervision of the Fund's Board of Trustees. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         TRADE CLAIMS. The Bond Fund may invest in trade claims and options on trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

         An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

         Y. RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where the registration is required, a Fund holding restricted securities may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Fund shareholders.

         Z. SHORT SALES. Each Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, a Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid debt assets equal to the market value of the securities sold less any collateral deposited with its broker. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

         AA. SECURITIES LENDING. Each Fund may lend securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. Furthermore, they will only be made if, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

         The Advisor understands that it is the current view of the staff of the Securities and Exchange Commission ("SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

         BB. LEVERAGING. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's Fund. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

                             INVESTMENT LIMITATIONS

         FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of Fund securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.



         4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. LOANS. The Funds will not make loans to other persons, except (a) by loaning Fund securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.



         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Restrictions" above).

         i. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. BORROWING. Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.



         iii. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv. ILLIQUID SECURITIES. Neither Fund will invest more than 15% of its net assets in illiquid securities.


                             THE INVESTMENT ADVISOR

     The Funds' investment advisor is CommonWealth Advisors, Inc., 247 Florida Street, Baton Rouge, LA 70801 (the "Advisor"). Walter A. Morales may be deemed to be a controlling person of the Advisor due to his ownership of the shares of the Advisor.


         Under the terms of the management agreement (the "Agreement"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), 12b-1 expenses, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.10% of the average daily net assets of the Florida Street Bond Fund, and 1.35% of the average daily net assets of the Florida Street Growth Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the period August 4, 1997 (commencement of operations) through October 31, 1997, and for the fiscal years ended October 31, 1998 and 1999, the Florida Street Bond Fund paid advisory fees of $14,080, $153,078 and $330,591, respectively. For the period August 6, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999, the Florida Street Growth Fund paid advisory fees of $6,339, $37,385 and $50,958, respectively.


         The Advisor retains the right to use the name "Florida Street" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Florida Street" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


         The Trust and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Advisor. The Code requires that all employees of the Advisor preclear any personal securities investment. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold, or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions also include a ban on acquiring any securities in an initial public offering and provides for trading "blackout periods" which prohibit trading by portfolio managers of the Fund within periods of trading by the Fund in the same (or equivalent) security. The restrictions and prohibitions apply to most securities transactions by employees of the Advisor, with limited exceptions for some securities (such as securities that have a market capitalization and average daily trading volume above certain minimums).

                              TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

============================== ====================== ====================================================
  NAME, AGE AND ADDRESS             POSITION                  PRINCIPAL OCCUPATIONS DURING

                                                                      PAST 5 YEARS

------------------------------ ---------------------- ----------------------------------------------------

Kenneth D. Trumpfheller                  President,        President, Treasurer , and Secretary of AmeriPrime
1793 Kingswood Drive                     Secretary,        Financial Services, Inc., the Fund's administrator, and
Suite 200                                Treasurer,        AmeriPrime Financial Securities, Inc., the Fund's
Southlake, TX  76092                     and Trustee       distributor, since 1994;  President, Secretary, Treasurer and
                                                           Trustee of AmeriPrime Funds and  AmeriPrime Insurance
                                                           Trust; prior to December, 1994 a senior client executive
Year of Birth:  1958                                       with SEI Financial Services.

---------------------------------------------------------------------------------------------------------------------------------

Steve L. Cobb                            Trustee           President of Chandler Engineering Company, L.L.C.,
2001 N. Indianwood Avenue                                  oil and gas services company; various positions with
Broken Arrow, OK  74012                                    Carbo Ceramics, Inc., oil field manufacturing/ supply
                                                           company, from 1984 to 1997, most recently Vice President
Year of Birth:  1657                                       of Marketing

---------------------------------------------------------------------------------------------------------------------------------

Gary E. Hippenstiel                      Trustee           Director, Vice President and Chief Investment Officer
600 Jefferson Street                                       of Legacy Trust Company since 1992; President
Suite 350                                                  and Director of Heritage Trust Company from 1994-1996;
Houston, TX  77002                                         Vice President and Manager of Investments of Kanaly Trust
                                                           Company from 1988 to 1992.
Year of Birth:  1947

------------------------------------------------------------------------------------------------------------------------------



         Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees. The compensation paid to the Trustees of the Trust for the Funds' fiscal year ended October 31, 1999 is set forth in the following table:

===================================== ===================== ==================================
               NAME                         AGGREGATE               TOTAL COMPENSATION
                                          COMPENSATION           FROM TRUST (THE TRUST IS

                                           FROM TRUST             NOT IN A FUND COMPLEX)
------------------------------------- --------------------- ----------------------------------
Kenneth D. Trumpfheller                         0                            0
------------------------------------- --------------------- ----------------------------------
Steve L. Cobb                                $_____                       $_____
------------------------------------- --------------------- ----------------------------------
Gary E. Hippenstiel                          $_____                       $_____
===================================== ===================== ==================================

                         FUND TRANSACTIONS AND BROKERAGE


         Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practices of the National Association of Securities Dealers, Inc., and subject to its obligation seeking best qualitative execution, the Advisor may give consideration to sales of shares of a Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.


         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Funds under the Agreement. Due to research services provided by brokers, the Florida Street Bond Fund and the Florida Street Growth Fund directed to brokers $________ and $______ (on which commissions were $_____ and $_____), respectively, during the fiscal year ended October 31, 1999.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         When a Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Funds because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes an adjustment is reasonable. For the period August 4, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999, the Florida Street Bond Fund paid brokerage commissions of $480, $9,337 and $21,245, respectively. For the period August 6, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999, the Florida Street Growth Fund paid brokerage commissions of $3,897, $8,780 and $18,432, respectively.

                          DETERMINATION OF SHARE PRICE


         The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in each Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

                             INVESTMENT PERFORMANCE

         Each Fund may periodically advertise "average annual total return". "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[(a-b/cd+1)6-1]
         Where:

          a    = dividends and interest earned during the period

          b    = expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Florida Street Bond Fund's yield for the 30-day period ended December 30, 1999 was 21.70%.

         Each Fund's investment performance will vary depending upon market conditions, the composition of each Fund's Fund and operating expenses of each Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period August 4, 1997 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 1999, the Florida Street Bond Fund's average annual total return was ___% and -0.70%, respectively. For the period August 6, 1997 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 1999, the Florida Street Growth Fund's average annual total return was ___% and 20.06%, respectively.


         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of each Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the market in general.


         In addition, the performance of each Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

                                    CUSTODIAN


     UMB Bank, N.A., 928 Grand Blvd., 10th floor, Kansas City, Missouri 64106, is custodian of each Funds investments. The custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at a Fund's request and maintains records in connection with its duties.


                                 TRANSFER AGENT


         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $750). In addition, Unified provides each Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of each Fund's assets up to $100 million, 0.0250% of each Fund's assets from $100 million to $300 million, and 0.0200% of each Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). Unified began providing fund accounting services to the Funds on November 1, 1998. For the fiscal year ended October 31, 1999, Unified received $23,714 from the Advisor (not the Fund) for these fund accounting services provided to the Florida Street Bond Fund. For the fiscal year ended October 31, 1999, Unified received $9,744 from the Advisor (not the Fund) for these fund accounting services provided to the Florida Street Growth Fund.


                                   ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Funds for the fiscal year ending October 31, 2000. McCurdy & Associates performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                                   DISTRIBUTOR

         AmeriPrime Financial Securities, Inc. (the "Distributor"), 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of each Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is an affiliate of the Distributor. The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

                                  ADMINISTRATOR

         The Funds retain AmeriPrime Financial Services, Inc., 1793 Kingswood Drive, Suite 200, Southlake, TX 76092, (the"Administrator") to manage the Funds' business affairs and provide the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Advisor equal to an annual rate of 0.10% to each Fund's assets under $50 million, 0.075% to each Fund's assets from $50 million to $100 million, and 0.050% to each Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). The Administrator, the Distributor, and Unified (the Fund's transfer agent) are controlled by Unified Financial Services, Inc. For the period August 4, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999, the Administrator received $10,417, $25,000 and $23,280, respectively, from the Advisor (not the Fund) for these services provided to the Florida Street Bond Fund. For the period August 6, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999, the Administrator received $10,417, $25,000 and $19,783, respectively, from the Advisor (not the Fund) for these services provided to the Florida Street Growth Fund.

                              FINANCIAL STATEMENTS

         The financial statements and independent auditor's report required to be included in the Statement of Additional Information are incorporated herein by reference to the Funds' Annual Report Shareholders for the period ended October 31, 1999. The Trust will provide the Annual Report without charge by calling the Fund at 1-800-890-5344.

                                    APPENDIX


                      DESCRIPTION OF CORPORATE BOND RATINGS

                       STANDARD & POOR'S RATINGS SERVICES

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.  Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rate "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                         MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

AMERIPRIME FUNDS

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits

(a)  Articles of Incorporation.

(i) Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

(ii) Copy of Amendment No. 1 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

(iii) Copy of Amendment No. 2 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1, is hereby incorporated by reference.

(iv) Copy of Amendment No. 3 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference.

(v) Copy of Amendment No. 4 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference.

(vi) Copy of Amendment No. 5 and Amendment No. 6 to Registrant's Declaration of Trust, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, are hereby incorporated by reference.

(viii) Copy of Amendment No. 7 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

(ix) Copy of Amendment No. 8 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 12, is hereby incorporated by reference.

(x) Copy of Amendment No. 9 to Registrant's Declaration of Trust which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15, is hereby incorporated by reference.

(xi) Copy of Amendment No. 10 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

(xii) Copy of Amendment No. 11 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17, is hereby incorporated by reference.

(xiii) Copy of Amendment No. 12 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, is hereby incorporated by reference.

(xiv) Copy of Amendment No. 13 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, is hereby incorporated by reference.

(xv) Copy of Amendments No. 14-17 to Registrant's Declaration of Trust, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 27, are hereby incorporated by reference.

(xvi) Copy of Amendments No. 18-19 to Registrant's Declaration of Trust, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 30, are hereby incorporated by reference.

(xvii) Copy of Amendment No. 20 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders. - None other than in the Declaration of Trust, as amended, and By-Laws of the Registrant.

(d)  Investment Advisory Contracts.

(i) Copy of Registrant's Management Agreement with Carl Domino Associates, L.P., Adviser to Carl Domino Equity Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

(ii) Copy of Registrant's Management Agreement with Jenswold, King & Associates, Adviser to Fountainhead Special Value Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

(iii) Copy of Registrant's Management Agreement with GLOBALT, Inc., Adviser to GLOBALT Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

(iv) Copy of Registrant's Management Agreement with IMS Capital Management, Inc., Adviser to the IMS Capital Value Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

(v) Copy of Registrant's Management Agreement with Commonwealth Advisors, Inc., Adviser to Florida Street Bond Fund and Florida Street Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

(vi) Copy of Registrant's Management Agreement with Corbin & Company, Adviser to Corbin Small-Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

(vii) Copy of Registrant's Management Agreement with Spectrum Advisory Services, Inc., Advisor to the Marathon Value Portfolio, is filed herewith.

(viii) Copy of Registrant's Management Agreement with The Jumper Group, Inc., Adviser to the Jumper Strategic Advantage Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, is hereby incorporated by reference.

(ix) Copy of Registrant's Management Agreement with Appalachian Asset Management, Inc., Advisor to the AAM Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17, is hereby incorporated by reference.

(x) Copy of Registrant's Management Agreement with Martin Capital Advisors, L.L.P., Advisor to the Austin Opportunity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, is hereby incorporated by reference.

(xi) Copy of Registrant's proposed Management Agreement with Paul B. Martin, Jr. d/b/a Martin Capital Advisors, Advisor to the Texas Opportunity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17, is hereby incorporated by reference.

(xii) Copy of Registrant's Management Agreement with Martin Capital Advisors L.L.P., Advisor to the U.S. Opportunity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 29, is hereby incorporated by reference.

(xiii) Copy of Registrant's Management Agreement with Gamble, Jones, Morphy & Bent, Advisor to the GJMB Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, is hereby incorporated by reference.

(xiv) Copy of Registrant's Management Agreement with Cornerstone Investment Management, Advisor to the Cornerstone MVP Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 29, is hereby incorporated by reference.

(xv) Copy of Registrant's Management Agreement with Carl Domino Associates, L.P., Advisor to the Carl Domino Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, is hereby incorporated by reference.

(xvi) Copy of Registrant's Management Agreement with Carl Domino Associates, L.P., Advisor to the Carl Domino Global Equity Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, is hereby incorporated by reference.

(xvii) Copy of Registrant's Management Agreement with Dobson Capital Management, Inc,. Advisor to the Dobson Covered Call Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 25, is hereby incorporated by reference.

(xviii) Registrant's Management Agreement with Auxier Asset Management, LLC, Advisor to the Auxier Focus Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.


(xix) Copy of Registrant's Management Agreement with Shepherd Advisory Services, Inc., Advisor to the Shepherd Values Market Neutral Fund, is filed herewith.

(xx) Copy of Registrant's Management Agreement with Shepherd Advisory Services, Inc., Advisor to the Shepherd Values Growth Fund, is filed herewith.


(xxi) Copy of Registrant's Management Agreement with Columbia Partners, L.L.C., Investment Management, Advisor to the Columbia Partners Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

(xxii) Registrant's Management Agreement with Cash Management Systems , Inc. ("CMS"), Adviser to The Cash Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

(xxiii) Copy of Sub-Advisory Agreement between Cash Management Systems, Inc. and Milestone Capital Management, L.P., Sub-Advisor to The Cash Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 30, is hereby incorporated by reference.

(xxiv) Copy of Registrant's Management Agreement with Ariston Capital Management Corporation, Advisor to the Ariston Convertible Securities Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 27, is hereby incorporated by reference.

(xxv) Copy of Registrant's Management Agreement with Leader Capital Corp., Advisor to the Leader Converted Mutual Bank Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 29, is hereby incorporated by reference.

(xxvi) Registrant's Management Agreement with Shepherd Advisory Services, Inc., Advisor to the Shepherd Values VIF Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

(xxvii) Registrant's Management Agreement with Shepherd Advisory Services, Inc., Advisor to the Shepherd Values Small-Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

(xxviii) Registrant's Management Agreement with Shepherd Advisory Services, Inc., Advisor to the Shepherd Values International Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

(xxix) Registrant's Management Agreement with Shepherd Advisory Services, Inc., Advisor to the Shepherd Values Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

(xxx) Sub-Advisory Agreement between Shepherd Advisory Services, Inc. and Cornerstone Capital Management, Inc., Sub-Advisor to the Shepherd Values VIF Equity Fund, which was filed as an Exhibit to Registrant's
Post-Effective Amendment No. 34, is hereby incorporated by reference.

(xxxi) Sub-Advisory Agreement between Shepherd Advisory Services, Inc. and Templeton Portfolio Advisory, Sub-Advisor to the Shepherd Values International Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

(xxxii) Sub-Advisory Agreement between Shepherd Advisory Services, Inc. and Nicholas-Applegate Capital Management, Sub-Advisor to the Shepherd Values Small-Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

(xxxiii) Sub-Advisory Agreement between Shepherd Advisory Services, Inc. and Potomac Asset Management Company, Inc., Sub-Advisor to the Shepherd Values Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.


(xxxiv) Sub-Advisory Agreement between Shepherd Advisory Services, Inc. and Cornerstone Capital Management, Inc., Sub-Advisor to the Shepherd Values Market Neutral Fund, is filed herewith.

(xxxv) Sub-Advisory Agreement between Shepherd Advisory Services, Inc. and Cornerstone Capital Management, Inc., Sub-Advisor to the Shepherd Values Growth Fund, is filed herewith.

(xxxvi) Copy of Registrant's Management Agreement with Aegis Asset Management, Inc., Advisor to the Westcott Nothing But Net Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 39, is hereby incorporated by reference.

(xxxvii) Copy of Registrant's Management Agreement with Aegis Asset Management, Inc., Advisor to the Westcott Large-Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 39, is hereby incorporated by reference.

(xxxviii) Copy of Registrant's Management Agreement with Aegis Asset Management, Inc., Advisor to the Westcott Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 39, is hereby incorporated by reference.

(xxxix) Copy of Registrant's Management Agreement with Jenswold, King & Associates, Adviser to the Fountainhead Kaleidoscope Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

(xxxx) Copy of Registrant's Proposed Management Agreement with Ariston Capital Management Corporation, Adviser to the Ariston Internet Convertible Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.


(e)      Underwriting Contracts.

(i) Copy of Registrant's Amended and Restated Underwriting Agreement with AmeriPrime Financial Securities, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

(ii) Copy of Registrant's Exhibit A to the Amended and Restated Underwriting Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

(f)  Bonus or  Profit Sharing Contracts.- None.

(g)   Custodian Agreements.

(i) Copy of Registrant's Agreement with the Custodian, Firstar Bank, N.A. (formerly Star Bank), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

(ii) Copy of Registrant's Appendix B to the Agreement with the Custodian, Firstar Bank, N.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

(iii) Copy of Registrant's Agreement with UMB Bank, N.A., Custodian to the Dobson Covered Call Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 28, is hereby incorporated by reference.

(h) Other Material Contracts. Copy of Registrant's Agreement with the Administrator, AmeriPrime Financial Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

(i)      Legal Opinion.

(i) Opinion of Brown, Cummins & Brown Co., L.P.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

(ii) Opinion of Brown, Cummins & Brown Co., L.P.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 29, is hereby incorporated by reference.


(iii) Opinion of Brown, Cummins & Brown Co., L.P.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.


Consent of Brown, Cummins & Brown Co., L.P.A is filed herewith.

(j)      Other Opinions.

(i)      Consent of McCurdy & Associates CPA's, Inc. is filed herewith.

(k)  Omitted Financial Statements.- None.

(l) Initial Capital Agreements. Copy of Letter of Initial Stockholders, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

(m)   Rule 12b-1 Plan.

(i) Form of Registrant's Rule 12b-1 Service Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1, is hereby incorporated by reference.

(ii) Copy of Registrant's Rule 12b-1 Distribution Plan for the Austin Opportunity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17, is hereby incorporated by reference.

(iii) Copy of Registrant's Rule 12b-1 Distribution Plan for the Texas Opportunity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17, is hereby incorporated by reference.

(iv) Copy of Registrant's Rule 12b-1 Distribution Plan for the U.S. Opportunity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17, is hereby incorporated by reference.

(v) Copy of Registrant's Rule 12b-1 Distribution Plan for the Jumper Strategic Advantage Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.

(vi) Copy of Registrant's Rule 12b-1 Distribution Plan for the Dobson Covered Call Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, is hereby incorporated by reference.

(vii) Copy of Registrant's Rule 12b-1 Distribution Plan for the Ariston Convertible Securities Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 27, is hereby incorporated by reference.

(viii) Copy of Registrant's Rule 12b-1 Distribution Plan for the Leader Converted Mutual Bank Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 27, is hereby incorporated by reference.

(ix) Copy of Registrant's Rule 12b-1 Distribution Plan for the Westcott Nothing But Net Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 28, is hereby incorporated by reference.

(x) Copy of Registrant's Rule 12b-1 Distribution Plan for the Westcott Large-Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 28, is hereby incorporated by reference.

(xi) Copy of Registrant's Rule 12b-1 Distribution Plan for the Westcott Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 28, is hereby incorporated by reference.


(xii) Copy of Registrant's Rule 12b-1 Distribution Plan for the Ariston Internet Convertible Fund which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

(xiii) Copy of Registrant's Rule 12b-1 Distribution Plan for the Florida Street Growth Fund is filed herewith.

(xiv) Copy of Registrant's Rule 12b-1 Distribution Plan for the Florida Street Bond Fund is filed herewith.

(xv) Copy of Registrant's Shareholder Servicing Plan for the Florida Street Growth Fund is filed herewith.

(xvi) Copy of Registrant's Shareholder Servicing Plan for the Florida Street Bond Fund is filed herewith.


(n)   Rule 18f-3 Plan.

(i) Rule 18f-3 Plan for the Carl Domino Equity Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

(ii) Rule 18f-3 Plan for the Jumper Strategic Advantage Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 21, is hereby incorporated by reference.

(iii) Rule 18f-3 Plan for the Westcott Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 28, is hereby incorporated by reference.


Rule 18f-3 Plan for the Ariston Internet Convertible Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

(vi)     Rule 18f-3 Plan for the Florida Street Bond Fund is filed herewith.

(vii) Rule 18f-3 Plan for the Florida Street Growth Fund is filed herewith.

(viii)


(o) Reserved.

(p) Codes of Ethics.

(i) Copy of Registrant's Code of Ethics, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

(ii) Copy of Registrant's Code of Ethics Type J, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

(iii) Copy of Registrant's Code of Ethics Type D, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

(q) Powers of Attorney

(i) Power of Attorney for Registrant and Certificate with respect thereto, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, are hereby incorporated by reference.

(ii) Powers of Attorney for Trustees of the Trust, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, are hereby incorporated by reference.

(iii) Power of Attorney for the Treasurer and President (and a Trustee) of the Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 35, is hereby incorporated by reference.


Item 24. Persons Controlled by or Under Common Control with the Registrant (As of March 31, 2000)

(a) Carl Domino may be deemed to control the Carl Domino Equity Income Fund as a result of his beneficial ownership of the Fund (28.15%). Each of Carl Domino and Carl Domino Associates, L.P., may be deemed to control the Domino Global Equity Income Fund as a result of their respective beneficial ownership of the Fund (62.1% and 37.9% respectively). Carl Domino may be deemed to control the Domino Growth Fund as a result of his beneficial ownership of the Fund (66.36%). Carl Domino controls Carl Domino Associates, L. P. (a Florida limited partnership) because he controls the general partner. As a result, Carl Domino Associates, L.P., the Domino Equity Income Fund, the Domino Growth Fund and the Domino Global Equity Income Fund may be deemed to be under the common control of Carl Domino.


Charles L. Dobson, may be deemed to control the Dobson Covered Call Fund as a result of his beneficial ownership of the Fund (58.54%). Charles L. Dobson controls Dobson Capital Management, Inc. (a California corporation) because he owns 100% of its shares. As a result, Dobson Capital Management, Inc. and the Fund may be deemed to be under the common control of Charles L. Dobson.


J. Jeffrey Auxier may be deemed to control the Auxier Focus Fund as a result of his beneficial ownership of the Fund (57.44%). J. Jeffrey Auxier controls Auxier Asset Management, LLC (an Oregon limited liability company) because he owns a majority of its shares. As a result, Auxier Asset Management, LLC and the Fund may be deemed to be under the common control of J. Jeffrey Auxier.

(d) Roger E. King may be deemed to control the Fountainhead Kaleidoscope Fund as a result of his beneficial ownership of the Fund (40.45%). Roger E. King controls King Investment Advisors, Inc. (a Texas corporation) because he owns a majority of its shares. As a result, King Investment Advisors, Inc. and the Fund may be deemed to be under the common control of Roger E. King.

(e) T. Layng Guerriero may be deemed to control the Westcott Nothing But Net Fund as a result of his beneficial ownership of the Fund (45.83%). T. Layng Guerriero controls Aegis Asset Management, Inc. (a Texas Corporation) because he owns a majority of its shares. As a result, Aegis Asset Management, Inc. and the Fund may be deemed to be under the common control of T. Layng Guerriero.


Item 25. Indemnification

(a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

         Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

         Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Pursuant to the Underwriting Agreement, the Trust shall indemnify Underwriter and each of Underwriter's Employees (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while serving as the underwriter for the Trust or as one of Underwriter's Employees, or thereafter, by reason of being or having been the underwriter for the Trust or one of Underwriter's Employees, including but not limited to liabilities arising due to any misrepresentation or misstatement in the Trust's prospectus, other regulatory filings, and amendments thereto, or in other documents originating from the Trust. In no case shall a Covered Person be indemnified against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of such Covered Person.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

A. Carl Domino Associates, L.P., 580 Village Boulevard, Suite 225, West Palm Beach, Florida 33409, ("CDA"), adviser to the Carl Domino Equity Income Fund, the Carl Domino Growth Fund and the Carl Domino International Global Equity Income Fund, is a registered investment adviser.

(1)      CDA has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the partners and officers of CDA during the past two years.

(a) Lawrence Katz, a partner in CDA, is an orthopedic surgeon in private practice.

(b) Saltzman Partners, a partner in CDA, is a limited partnership that invests in companies and businesses.

(c) Cango Inversiones, SA, a partner in CDA, is a foreign business entity that invests in U.S. companies and businesses.

B. King Investment Advisors Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 ("King King"), adviser to the Fountainhead Special Value Fund and the Fountainhead Kaleidoscope Fund, is a registered investment adviser.

(1)  King has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of King during the past two years.

(a)  John Servis, a director of JKA King, is a licensed real estate broker.

C. GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305 ("GLOBALT"), adviser to GLOBALT Growth Fund, is a registered investment adviser.

(1)  GLOBALT has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the officers and directors of GLOBALT during the past two years.

(a) Gregory S. Paulette, an officer of GLOBALT, is the president of GLOBALT Capital Management, a division of GLOBALT.

D. IMS Capital Management, Inc., 10159 S.E. Sunnyside Road, Suite 330, Portland, Oregon 97015, ("IMS"), Adviser to the IMS Capital Value Fund, is a registered investment adviser.

(1)      IMS has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of IMS during the past two years - None.

E. CommonWealth Advisors, Inc., 929 Government Street, Baton Rouge, Louisiana 70802, ("CommonWealth"), Adviser to the Florida Street Bond Fund and the Florida Street Growth Fund, is a registered investment adviser.

(1) CommonWealth has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of CommonWealth during the past two years.

(a) Walter A. Morales, President/Chief Investment Officer of CommonWealth was the Director of an insurance/broadcasting corporation, Guaranty Corporation, 929 Government Street, Baton Rouge, Louisiana 70802 from August 1994 to February 1996. From September 1994 through the present, a registered representative of a Broker/Dealer company, Securities Service Network, 2225 Peters Road, Knoxville, Tennessee 37923. Beginning August 1995 through the present, an instructor at the University of Southwestern Louisiana in Lafayette, Louisiana.

F. Corbin & Company, 1320 S. University Drive, Suite 406, Fort Worth, Texas 76107, ("Corbin"), Adviser to the Corbin Small-Cap Value Fund, is a registered investment adviser.

(1) Corbin has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of Corbin during the past two years - None.

G. Spectrum Advisory Services, Inc. ("Spectrum"), 1050 Crown Pointe Parkway, Suite 950, Atlanta, Georgia 30338, Adviser to the Marathon Value Portfolio, is a registered investment adviser.

(1) Spectrum has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of Spectrum during the past two years - None.

H. The Jumper Group, Inc., 1 Union Square, Suite 505, Chattanooga, Tennessee 37402, ("Jumper"), Advisor to the Jumper Strategic Advantage Fund, is a registered investment advisor.

(1) Jumper has engaged in no other business during the past two fiscal years.

(2) The following list set forth other substantial business activities of the directors and officers of Jumper during the past two years - None.

I. Appalachian Asset Management, Inc., 1018 Kanawha Blvd., East, Suite 209, Charleston, WV 25301 ("AAM"), advisor to AAM Equity Fund, is a registered investment advisor.

(1)      AAM has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of AAM during the past two years - None.


J. Martin Capital Advisors, L.L.P. ("Martin"), 816 Congress Avenue, Suite 1540, Austin, TX 78701 ("Martin"), advisor to Austin Opportunity Fund, Texas Opportunity Fund, and U.S. Opportunity Fund, is a registered investment advisor.


(1) Martin has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of GJMB during the past two years - None.

K. Gamble, Jones, Morphy & Bent, Inc., 301 East Colorado Boulevard, Suite 802, Pasadena, California 91101 ("GJMB"), Advisor to the GJMB Fund, is a registered investment advisor.

(1) GJMB has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of GJMB during the past two years - None.

L. Cornerstone Investment Management, L.L.C. 132 West Main Street, Aspen, Colorado 81611 ("Cornerstone"), Advisor to the Cornerstone MVP Fund, is a registered investment advisor.

(1) Cornerstone has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of Cornerstone during the past two years:

Christopher Shawn Ryan, managing member of Cornerstone, was Vice
President-Portfolio Manager at NationsBank in Dallas, Texas from January 1994 to October 1997.

M. Dobson Capital Management, Inc., 1422 Van Ness Street., Santa Ana, CA 92707 ("Dobson"), Advisor to the Dobson Covered Call Fund, is a registered investment advisor.

(1) Dobson has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of Dobson during the past two years: Charles L. Dobson, President of Dobson, was the Director of Trading with Analytic/TSA Global Asset Management, 700 S. Flower Street, Suite 2400, Los Angeles CA, from 1996 to 1998.

N. Auxier Asset Management, LLC, 8050 S.W. Warm Springs, Suite 130, Tualatin, OR 97062 ("Auxier"), Advisor to the Auxier Focus Fund, is registered investment advisor.

(1) Auxier has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of Auxier during the past two years: Jeffrey Auxier, Managing Member of Auxier, was a Senior Portfolio Management Director with Smith Barney, Inc. until 1998.


O. Shepherd Advisory Services, Inc., 2505 21st Avenue, Suite 204, Nashville, Tennessee 37212 ("Shepherd"), Adviser to the Shepherd Values Funds, is a registered investment advisor.

(1) Shepherd has engaged in no other business during the past two fiscal years.

(2) Information with respect to each officer and director of Shepherd is incorporated by reference to Schedule D of Form ADV filed by it under the Investment Advisors Act (File No. 801-56708).


P. Columbia Partners, L.L.C., Investment Management, 1775 Pennsylvania Avenue, N.W., Washington, DC 20006 ("Columbia"), Advisor to the Columbia Partners Equity Fund, is a registered investment advisor.

(1) Columbia has engaged in no other business during the past two fiscal years.

(2) The following list sets forth other substantial business activities of the directors and officers of Columbia during the past two years:

Rhys H. Williams, a principal of Columbia, has been a portfolio manager at Columbia since late 1997. Prior to that time, Mr. Williams was the Senior Vice President at Prudential Securities in Philadelphia, PA since 1987.

Q. Legacy Investment Group, LLC, d/b/a Cash Management Systems, 290 Turnpike Road, #338, Westborogh, Massachusetts ("CMS), Advisor to The Cash Fund, is a registered investment advisor.

1. CMS has engaged in no other business during the past two years.

2. The following list sets forth other substantial business activities of the directors and officers of CMS during the past two years:

David W. Reavill, Member of CMS, was a Vice President with Fixed Income Discount Advisory Corp., Shrewsbury, MA, a money market firm, from 1997 to 1998 and a Vice President of Reich & Tang, LLC, Westlake Village, CA, a money market firm, from 1996 to 1997.

R. Ariston Capital Management Corporation, 40 Lake Bellevue Drive, Suite 220, Bellevue, Washington 98005 ("Ariston"), Advisor to the Ariston Convertible Securities Fund and the Ariston Internet Convertible Fund, is a registered investment advisor.

1. Ariston has engaged in no other business during the past two years.

2. The following list sets forth other substantial business activities of the directors and officers of Ariston during the past two years: None.

S. Leader Capital Corp., 121 S.W. Morrison St., Ste. 450, Portland, OR 97204 ("Leader"), Adviser to the Leader Converted Mutual Bank Fund, is a registered investment advisor.

1. Leader has engaged in no other business during the past two fiscal years.

2. The following list sets forth other substantial business activities of the directors and officers of Leader during the past two years:

(a) John Lekas, President of Leader, was a registered representative with Smith Barney from July 1993 to November 1997.

(b) Jason McMillen, Vice President of Leader, was a research assistant with Smith Barney from December 1996 to December 1997.

(c) Carey Guenther, Secretary of Leader, was a customer account representative with Columbia Funds from July 1997 to January, 1998.

T. Aegis Asset Management, Inc. ("Aegis"), 230 Westcott, Suite 1, Houston, Texas 77007, Adviser to Westcott Nothing But Net Fund, Westcott Large-Cap Fund and Westcott Fixed Income Fund, is a registered investment adviser.

1. Aegis has engaged in no other business during the past two fiscal years.

2. The following list sets forth other substantial business activities of the directors and officers of Aegis during the past two years:

(a) Thomas Layng Guerriero, President of Aegis, has been the President of Westcott Securities, L.L.C., a broker/dealer, from April 1998 to the present.


Item 27. Principal Underwriters

A. AmeriPrime Financial Securities, Inc., is the Registrant's principal underwriter. Kenneth D. Trumpfheller, 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the President, Secretary and Treasurer of the underwriter and the President, Treasurer and Secretary and a Trustee of the Registrant. It is also the underwriter for the AmeriPrime Insurance Trust, the Kenwood Funds, the Rockland Funds Trust and the TANAKA Funds, Inc. B. Information with respect to each director and officer of AmeriPrime Financial Securities, Inc. is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934 (File No. 8-48143). C. Not applicable.

Item 28. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 and/or by the Registrant's Custodians, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, Bank of New York, 1 Wall Street, New York, NY 10286, and UMB Bank, N.A., Securities Administration Dept., 928 Grand Blvd., 10th Floor, Kansas City, MO 64106, and/or transfer and shareholder service agents, American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760 and Unified Fund Services, Inc., 431 Pennsylvania Street, Indianapolis, IN 46204.

Item 29. Management Services Not Discussed in Parts A or B
-------- -------------------------------------------------

         None.

Item 30. Undertakings

         None.
                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on the 14th day of April, 2000.


                                   AmeriPrime Funds

                                        /s/
                          By: ___________________________________
                                   Donald S. Mendelsohn,
                                   Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Kenneth D. Trumpfheller,*
President, Treasurer and Trustee
                                                     /s/
                                     *By: __________________________________
                                                     Donald S. Mendelsohn,
Gary E. Hippensteil,* Trustee                        Attorney-in-Fact


Steve L. Cobb,* Trustee                              April 14, 2000

                                  EXHIBIT INDEX

1.   Management Agreement for Marathon Value Portfolio..............EX-99.23.d.1
2.   Management Agreement for Shepherd Values Market Neutral Fund...............
     ...............................................................EX-99.23.d.2
3.   Management Agreement for Shepherd Values Growth Fund...........EX-99.23.d.3
4.   Sub-Advisory Agreement for Shepherd Values Market Neutral Fund.............
     ...............................................................EX-99.23.d.4
5.   Sub-Advisory Agreement for Shepherd Values Growth Fund.........EX-99.23.d.5
6.   Consent of Counsel...............................................EX-99.23.i
7.   Consent of Auditors..............................................EX-99.23.j
8.   Rule 12b-1 Distribution Plan for Florida Street Growth Fund....EX-99.23.m.1
9.   Rule 12b-1 Distribution Plan for Florida Street Bond Fund......EX-99.23.m.2
10.  Shareholder Servicing Plan for Florida Street Growth Fund......EX-99.23.m.3
11.  Shareholder Servicing Plan for Florida Street Bond Fund........EX-99.23.m.4
12.  Rule 18f-3 Plan for the Florida Street Bond Fund...............EX-99.23.n.1
13.  Rule 18f-3 Plan for the Florida Street Growth Fund.............EX-99.23.n.2